UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2015

AKEBIA THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36352	20-8756903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street, Suite 1100, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

(617) 871-2098

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 8, 2015, the Company issued a press release announcing results from its Phase 2 study of vadadustat (formerly AKB-6548) in dialysis patients with anemia related to chronic kidney disease. A copy of the press release is attached to this report as Exhibit 99.1. A copy of the presentation materials for the Akebia conference call and webcast on September 8, 2015 is attached to this report as Exhibit 99.2.

The information contained in this Item shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Akebia Therapeutics, Inc. dated September 8, 2015

99.2	Presentation Materials of Akebia Therapeutics, Inc. dated September 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

/s/ John P. Butler
Name: John P. Butler Title: President and Chief Executive Officer

Date: September 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Akebia Therapeutics, Inc. dated September 8, 2015

99.2	Presentation Materials of Akebia Therapeutics, Inc. dated September 8, 2015

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